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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report into the Company's previously filed Registration Statement on Form S-8 File No. 333-66681. It should be noted that we have not audited any financial statements of the Company or performed any audit procedures subsequent to the date of our report.


                                                         /s/ Arthur Andersen LLP

Philadelphia, PA
March 28, 2000